EXHIBIT 10.246



                              AMENDED AND RESTATED
                            LICENSE AGREEMENT BETWEEN
                    THE SALK INSTITUTE FOR BIOLOGICAL STUDIES
                     AND LIGAND PHARMACEUTICALS INCORPORATED

ARTICLE 1 - DEFINITIONS......................................................2

ARTICLE 2 - LICENSE GRANT....................................................3

ARTICLE 3 - [INTENTIONALLY OMITTED]..........................................4

ARTICLE 4 - PAYMENTS TO SALK.................................................4

ARTICLE 5 - COMMERCIALIZATION................................................9

ARTICLE 6 - TRANSMISSION OF INFORMATION AND KNOW-HOW.........................10

ARTICLE 7 - CONSULTING.......................................................11

ARTICLE 8 - REPORTS AND RECORDS..............................................11

ARTICLE 9 - INFRINGEMENT OF PATENT RIGHTS....................................12

ARTICLE 10 - TERM  13

ARTICLE 11 - TERMINATION.....................................................13

ARTICLE 12 - SURVIVAL OF RIGHTS..............................................14

ARTICLE 13 - AGENCY..........................................................14

ARTICLE 14 - USE OF SALK'S NAME..............................................14

ARTICLE 15 - NONDISCLOSURE OF CONFIDENTIAL INFORMATION.......................14

ARTICLE 16 - WARRANTY........................................................14

ARTICLE 17 - DISCLAIMER OF LIABILITY AND INDEMNITY...........................15

ARTICLE 18 - INSURANCE.......................................................16

ARTICLE 19 - FORCE MAJEURE...................................................16

ARTICLE 20 - ASSIGNMENT......................................................16

ARTICLE 21 - APPLICABLE LAW AND ARBITRATION..................................17

ARTICLE 22 - NONWAIVER.......................................................17

ARTICLE 23 - SEVERABILITY....................................................17

ARTICLE 24 - OFFICIAL NOTICES................................................17

ARTICLE 25 - NOTIFICATION AND AUTHORIZATION UNDER DRUG PRICE COMPETITION
             AND PATENT TERM RESTORATION ACT.................................18

ARTICLE 26 - ENTIRE AGREEMENT................................................19

                              AMENDED AND RESTATED
                                LICENSE AGREEMENT



     This Amended and Restated License Agreement, effective as of the 12th day of April 2002, by and between THE SALK INSTITUTE FOR BIOLOGICAL STUDIES, a nonprofit corporation organized under the laws of the State of California, having an address at 10010 North Torrey Pines Road, La Jolla, California 92037 (hereinafter referred to as "SALK") and LIGAND PHARMACEUTICALS INCORPORATED, a corporation organized under the laws of the State of Delaware, having an address at 10275 Science Center Drive, San Diego, California 92121 (hereinafter referred to as "LIGAND").

     WHEREAS, SALK scientists in the Howard Hughes Medical Institute (hereinafter referred to as "HHMI") laboratory of Dr. Ronald Evans (hereinafter referred to as "Dr. Evans") have characterized and cloned various intracellular steroid and steroid-like receptors that modulate gene expression, including the glucocorticoid, aldosterone, thyroid hormone, and retinoic acid receptors;

     WHEREAS, steroid and steroid-like hormones have a wide range of physiological actions, some already being used in therapeutic applications, and there is great pharmacologic potential for further agonists and antagonists of these hormones;

     WHEREAS, these scientists at SALK have also developed a new screening system that promises to offer unusually effective screening for hormones and analogs of hormones that bind to these receptors;

     WHEREAS, SALK has filed various U.S. and foreign patent applications covering said receptors as well as the screening system;

     WHEREAS, certain technology developed at SALK and included in pending patent applications, relating to intracellular steroid and steroid-like receptors and methods to screen compounds using such receptors is of interest to LIGAND; and

     WHEREAS, the parties desire to amend and restate this Agreement to consolidate all prior amendments (Amendment to License Agreement effective as of the 15th day of September, 1989, Second Amendment to License Agreement effective as of the first day of December 1989, and Third Amendment to License Agreement effective as of the 20th day of October 1990) and to clarify and in certain regards to further amend their mutual and respective obligations under the Agreement.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants, promises and conditions hereinafter set forth, the parties agree as follows:

                            ARTICLE 1 - DEFINITIONS

     1.1 The term "Patent Rights" shall include (A) U.S. Patent Application Serial No. 922,585, filed October 24, 1986; U.S. Patent Application Serial No. 108,471, filed October 20, 1987; and U.S. Patent Application Serial No. 128,331, filed December 2, 1987 plus any continuations, continuations-in-part, divisions, reissues and foreign counterparts thereof, and any subsequently filed applications covering Improvements, and any patents issuing thereon; and (B) U.S. Patent Application Serial No. 177,740, filed December 30, 1993; U.S. Patent Application Serial No. 669,846, filed June 26, 1996; and U.S. Patent Application Serial No. 669, 779, filed June 26, 1996 plus any continuations, continuations-in-part, divisions, reissues and foreign counterparts thereof, and any subsequently filed applications covering Improvements, and any patents issuing thereon (the "GAL-4 Patent Family"); and to the extent not falling within (A) or (B) above, (C) those U.S. and/or foreign patent applications and patents owned or controlled by SALK, which relate to Receptors and to assays for or using Receptors and any other such patent applications and patents which are useful in the discovery and development of molecules that modulate the activity of Receptors in humans, animals, insects, and plants for therapeutic or growth regulatory applications, developed by Dr. Ronald Evans and other scientists in the HHMI laboratory of Dr. Evans at SALK up to October 20, 1993. A current listing of such U.S. and foreign patents and patent applications is set forth in the attached Schedule A to this Agreement.

     1.2 The term "Know-How" shall mean any and all unpublished information, data and specifications relating to the Receptors and to screening methods and assays disclosed in the Patent Rights which is known to SALK and which SALK is free to disseminate without accounting to others.

     1.3 The term "Technology" shall mean information embodied in the patent applications and patents comprising Patent Rights and in the Know-How and shall include information in subsequently filed applications which cover Improvements.

     1.4 The term "Improvements" shall mean inventions which are covered by, or the use of which would be covered by, any of the claims of the U.S. Patent Application Serial No. 922,585, filed October 24, 1986; U.S. Patent Application Serial No. 108,471, filed October 20, 1987; and U.S. Patent Application Serial No. 128,331, filed December 2, 1987, any subsequent continuations, continuations-in-part, divisions, reissues and foreign counterparts thereof or patents issuing thereupon.

     1.5 The term "Licensed Product" shall mean each drug or other product which is identified, confirmed, characterized, developed, validated or tested using the Technology or which is within the scope of any claim in an issued patent or pending application included in the Patent Rights; provided, however, with respect to any Licensed Product which is a drug or other product that is already a Licensed Product but for which a new NDA or SNDA for a new indication, use or patient population is filed (the "Referenced Licensed Product") each shall be considered a distinct and separate Licensed Product for purposes of this Agreement, excluding new formulations or changes in dosage strengths of an already approved Licensed Product, unless such new formulation or dosage strength addresses the same indication or use among the same patient or user population as the Referenced Licensed Product. For the avoidance of doubt, a new drug combination that meets the foregoing definition shall be deemed a new Licensed Product unless such new drug combination addresses the same indication or is targeted for use among substantially the same patient or user population as the Referenced Licensed Product.

     1.6 The term "Licensed Service" shall mean the screening of compounds on behalf of a third party using the Technology, or the performance on behalf of a third party of a screening method within the scope of any claim of an issued patent or pending application included in the Patent Rights.

     1.7 The term "Net Sales" shall mean the gross proceeds resulting from sales of Licensed Products by LIGAND less (i) forwarding expenses, postage and duties actually paid or allowed and taxes imposed directly on a seller of products with respect to the sale of products; (ii) any credit given for products returned or recalled and for reductions in price; (iii) distributor discounts and (iv) insurance expense.

     1.8 The term "Fully Burdened Costs" shall mean direct costs of labor, materials, and subcontract costs incurred, plus indirect costs such as those for quality assurance and other production or related overhead costs incurred, plus an apportioned pro rata share of general and administrative costs related to said direct and indirect costs, each determined in accordance with generally accepted accounting principles, as more particularly laid out in Schedule B. Schedule B may be revised from time to time by agreement of the parties to more accurately reflect the treatment of costs then in effect.

     1.9 The term "Receptors" shall mean intracellular steroid receptors and steroid receptor related proteins as defined in Exhibit A attached hereto.

     1.10 The term "cis-trans Assay" shall mean an assay for determining whether a compound is an agonist or antagonist to a Receptor or for determining the functionality of a Receptor as described in U.S. Patent Application Serial No. 108,471, filed October 20, 1987.

     1.11 The term "Useful Assay Improvements" shall mean developments in assay techniques which are useful in assays for or using Receptors and which also may be used in assays having non-Receptor related applications.


                            ARTICLE 2 - LICENSE GRANT

     2.1 With respect to developments made in the laboratory of Dr. Evans included within 1.1(A) and (B) above, SALK hereby grants to LIGAND a worldwide right and license, with the right to grant sublicenses, under its Patent Rights and Know-How to make, have made, use and sell commercial products and services which embody or which are obtained by using the screening method included in the Technology and to make, have made, use and sell pharmaceutical products and services which embody or which are obtained by using Receptors included in the Technology, and with respect to developments made in the laboratory of Dr. Evans through October 20, 1993, to the extent not included in the above, a worldwide right and license with the right to grant sublicenses, under its other Patent Rights and Know-How limited to the discovery and development of molecules that modulate the activity of Receptors in humans, animals, insects and plants for therapeutic and growth regulatory applications and to make, have made, use and sell therapeutic or growth regulatory products which are so obtained, which rights and licenses shall be exclusive except for a nontransferable right previously granted to SIBIA (the Salk Institute Biotechnology/ Industrial Associates, Inc.) to use a cDNA clone encoding the human glucocorticoid receptor internally within its organization, a copy of which Agreement appears as Attachment 1 to this Agreement. It is expressly understood that this license does not extend to the use of Useful Assay Improvements for non-Receptor related applications.

     2.2 SALK and HHMI each reserve the right under the Patent Rights and Know How to use the Technology and to license others thereunder to use the Technology for research purposes only.


                      ARTICLE 3 - [INTENTIONALLY OMITTED]


                          ARTICLE 4 - PAYMENTS TO SALK

     4.1 In consideration of the rights granted by SALK to LIGAND under Article 2 and the right of first refusal granted under Article 3, LIGAND shall make payments to SALK as specified in this Article 4.

     4.2 LIGAND shall pay SALK a one-time, nonrefundable license issue fee (technology acquisition fee) of $300,000. The fee will be paid in three installments of $100,000 each, the first due and payable on October 20, 1988, the second due and payable on or before October 20, 1989, and the third due and payable on or before October 20, 1990.

     4.3 As provided in subsequent provisions of this Article 4, LIGAND shall pay SALK (a) either (i) a specified sum as a paid-up royalty for each Licensed Product as provided in Paragraph 4.8 or (ii) a royalty on the Net Sales of Licensed Products by LIGAND as provided in Paragraphs 4.4 and 4.7, and (b) a share of any income, in excess of Fully Burdened Costs, LIGAND receives from performance of any Licensed Services as provided in Paragraph 4.6 and (c) a share of payments from third parties (other than from Net Sales of Licensed Products or income for performance of Licensed Services), for example, a payment made by a sublicensee for a paid-up license, royalties on a sublicensee's sales of Licensed Products, income from a sublicensee's performance of Licensed Services, etc., as provided in Paragraph 4.5.

     4.4 The royalty on LIGAND Net Sales of Licensed Products shall depend upon whether the Licensed Product is obtained as a result of or directed to a receptor developed by SALK or a receptor developed by LIGAND. The applicable royalty rate shall be in accordance with the table below:

  AGGREGATE
  NET SALES
  LICENSED              ROYALTY RATE          ROYALTY RATE
  PRODUCTS              SALK RECEPTOR         LIGAND RECEPTOR
  --------              -------------         ---------------
  $0 - $200M                  6%                      4%
$200 - $400M                  4%                      2%
$400 - $600M                  2%                      1%
     > $600M                  1%                    0.5%

     4.5 (a) LIGAND shall pay to SALK fifty percent (50%) of all royalties it receives from any sublicense or other agreement with a third party for the use of the Technology by the third party and/or the sales by the third party of a pharmaceutical or other product identified by use of the Technology except in the circumstance where LIGAND has previously exercised its right to acquire a fully paid-up license under Paragraph 4.8 covering the affected product. If the sublicense or other agreement includes LIGAND's technology together with the Technology, the parties will, in good faith, determine the extent of LIGAND's contribution to the overall technology licensed and will reduce the percentage of royalties to be paid to SALK accordingly, provided, however, that the percentage of the royalties received from any sublicense or other agreement with a third party and paid to SALK shall never fall below twenty-five percent (25%).

     (b) Commencing on January 1, 2002, LIGAND shall pay to SALK twenty-five percent (25%) of all upfront or technology access fees, product milestone payments (whether research, preclinical or developmental) and other remuneration, however characterized (except for direct reimbursement of research expenditures actually incurred), it receives from any sublicense or other agreement with a third party for the use of the Technology by the third party and/or the sale by a third party of a pharmaceutical or other product identified by use of the Technology except in the circumstance where LIGAND has previously exercised its right to acquire a fully paid-up license under Paragraph 4.8 covering the affected product.

     (c) Amounts due SALK under this Paragraph 4.5 shall be paid by LIGAND within thirty (30) days of its receipt of the fees, royalties, milestones or other remuneration to which such payments to SALK relate. In no event shall SALK be due any payment under this Paragraph 4.5 in relation to amounts covered under Paragraph 4.6 (e.g., research or FTE based funding).

     (d) If a written agreement between LIGAND and a third party obligates such third party to pay royalties to LIGAND under an arrangement described in Paragraph 4.5(a) above and provides further that such royalties are to be offset against prior milestone payments made by such third party to LIGAND, SALK shall be entitled to receive only its share of such royalties as LIGAND actually receives.

     (e) LIGAND shall use its reasonable efforts to provide SALK a copy of each third party agreement entered into by LIGAND as well as all modifications thereof within sixty (60) days of entering into each such agreement and modification (or promptly following execution and delivery of this Amended and Restated License Agreement in such cases where LIGAND has not heretofore delivered unredacted versions of such agreements and modifications to
SALK); provided, however, the foregoing obligations shall not be construed to obligate LIGAND to breach its written obligations of confidentiality to such third parties. LIGAND shall use its reasonable efforts (i) to avoid the acceptance of contract terms that would preclude the delivery of third party agreements and modifications to SALK and (ii) where existing written agreements prohibit their delivery to SALK, to obtain the consent of appropriate third parties to the delivery of such agreements to SALK. Furthermore, LIGAND shall notify SALK promptly in writing of the receipt of any upfront or technology access fee, royalty, milestone payment or other remuneration, however characterized (except for direct reimbursement of research expenditures actually incurred) received from a third party in connection with the development or sale of products or the offering or sale of services for which SALK is entitled to receive payment pursuant to this Paragraph 4.5. Such notice shall identify the payer, the amount, the agreement pursuant to which such payment was received, and, to the extent not prohibited by such agreement, such other information as SALK may reasonably request.

     (f) For the avoidance of doubt, Droloxifene shall be deemed outside the scope of any royalty, milestone or other payment provisions set forth in this Agreement. In addition, promptly following the effective date of this Amended and Restated License Agreement, LIGAND shall deliver to SALK such technical information in the possession of LIGAND, or which LIGAND may acquire without undue expense as SALK may reasonably request, with respect to compounds known as TSE424, ERA 923 and GW544 (the "Compounds"). Following receipt by SALK of all such requested information pertaining to the Compounds, SALK shall be entitled to select, in its sole discretion, two of the Compounds for inclusion within the scope of this Agreement. Following selection, which shall occur no later than one hundred eighty (180) days following the delivery of the technical information described above, such two of the Compounds shall be deemed to have resulted from the use of the Technology. The remaining member of the Compounds shall be deemed as not having resulted from the use of the Technology.

     4.6 Effective October 20, 1990, LIGAND shall pay to SALK ten percent (10%) of any income it receives from performance of any Licensed Service in excess of its Fully Burdened Costs for the service.

     4.7 Beginning in the year 1991, LIGAND will pay SALK a minimum annual royalty. The minimum annual royalties shall be due in the amounts shown in the table below:

                                          MINIMUM
YEAR                                  ANNUAL ROYALTY
----                                  --------------
1991                                       $50,000
1992                                       $75,000
1993                                      $125,000
1994                                      $150,000
1995                                      $170,000
1996                                      $180,000
1997                                      $190,000
1998 and thereafter                       $200,000

     The minimum annual royalty payment shall become due and payable on the sixtieth (60th) day following the end of the applicable year. Actual royalties or other payments made to SALK by LIGAND as provided in Paragraphs 4.4 through
4.6 during the year in question will be creditable against the minimum annual royalty accruing for that year. The obligation to pay a minimum annual royalty shall not extend beyond the period for paying a royalty as provided in Paragraph 4.8.

     4.8 With respect to each Licensed Product developed during the term of this Agreement, LIGAND shall have the option of either (a) obtaining a paid-up license with respect to the Licensed Product by paying to SALK at the time of filing with the FDA an appropriate application, for example an NDA, for approval to market the Licensed Product a fixed sum equal to $240,000 if the Licensed Product is directed to or obtained as a result of a receptor developed by SALK and/or $160,000 if the Licensed Product is directed to or obtained as a result of a receptor developed by LIGAND, times the number of years from such filing to the date of the last to expire of any patent included in the licensed Patent Rights pertinent to the Licensed Product or (b) in lieu thereof, and solely for the benefit of LIGAND, pay to SALK a royalty on Net Sales as specified in Paragraph 4.4 above for an equivalent period of time starting from the date of the first commercial sale of the Licensed Product, provided, however, that if such royalty payments on Net Sales extend beyond the last to expire of all licensed patents covering the Licensed Product, royalty payments shall not exceed ten (10) years. LIGAND's right to obtain a paid-up license pursuant to this paragraph 4.8 shall be exercisable within (i) thirty (30) days of the filing by LIGAND with the FDA of an appropriate application, for example an NDA or SNDA, for approval to market the Licensed Product or (ii) forty five (45) days of the receipt by LIGAND of notice that a LIGAND sublicensee filed with the FDA an appropriate application, for example an NDA or SNDA, for approval to market the Licensed Product (receipt by LIGAND of such notice shall be deemed to have occurred on the earlier of the date of receipt of actual written notice by LIGAND from its sublicensee, the date of publication of such filing (whether in a general circulation publication or an agency publication) or the date of a press release made by LIGAND's sublicensee). From and after the effective date of this Amended and Restated License Agreement, LIGAND shall use its reasonable efforts to obtain the agreement of its sublicensees to provide LIGAND notice of such sublicensees' filings with the FDA an appropriate application, for example an NDA or SNDA, for approval to market the Licensed Product within fifteen (15) days of their occurrence.

     4.9 The payments referred to in Paragraphs 4.4 through 4.6 shall be made semiannually and be accompanied by a report of the sales or other income which generate the payment obligation in accordance with the provisions of Article 8 of this Agreement.

     4.10 Notwithstanding anything in this Agreement to the contrary, with respect to royalties required to be paid under Paragraphs 4.4 and 4.6 above, starting with the eleventh (11th) year following October 20, 1988, royalties on Licensed Products and Licensed Services shall be payable only to the extent that such Licensed Products or Licensed Services are within the scope of a claim included in the Patent Rights. Further, no royalty obligation for sales of a Licensed Product or Licensed Service shall arise, based on a claim in a patent application which has been pending for more that six (6) years; provided, however, that the royalty obligation shall resume if such pending application is subsequently issued. The pendency of a continuing application, including that portion of any continuation-in-part application which is common to its parent application, and divisionals, shall be calculated from the filing date of its oldest parent application.

     4.11 No royalty need be paid by LIGAND to SALK with respect to standardization or control assays performed by LIGAND which yield no contribution to Net Sales.

     4.12 Beginning as of August 30, 1988, LIGAND shall reimburse Salk for the costs of filing, prosecuting and maintaining patent applications and patents (hereinafter referred to as the "Patent Costs") included in said Patent Rights. SALK will invoice LIGAND for such costs on a semiannual basis, and LIGAND shall pay these Patent Costs within thirty (30) days after receiving each such invoice. As to any newly filed U.S. patent application, LIGAND may, within thirty (30) days of its receipt of such newly filed U.S. patent application, elect to include or not include such application within the Patent Rights and if it elects not to include such U.S. application within the Patent Rights then no reimbursement under this Paragraph 4.12 will be required with respect to any such U.S. application or any foreign counterparts thereof and LIGAND shall have no right or license under such U.S. application, any foreign counterparts thereof and any patents which issue thereon. As to any existing U.S. or foreign patent application or patent, LIGAND may elect at any time to discontinue support of any such application or patent, and upon such election LIGAND will have no further right or license under such application or patent. SALK will make available to LIGAND any substantive communication from the United States or any foreign patent office concerning any patent application within the Patent Rights and any proposed response thereto in order to permit LIGAND to comment upon such response.

     Within ten (10) days after the effective date of this Amended and Restated License Agreement, LIGAND shall pay to SALK sixty one thousand two hundred eighty eight dollars and six cents ($61,288.06) as reimbursement to SALK for its actual expenses for prosecuting patent applications in the GAL-4 Patent Family that are licensed to LIGAND pursuant to Paragraph 2.1 of this Agreement.

     4.13 All Patent Costs paid by LIGAND hereunder shall be considered as an advance against earned royalties payable pursuant to Paragraph 4.4 hereof. LIGAND, however, may credit such Patent Costs only against those royalties payable in any year which are in excess of the minimum royalties called for in Paragraph 4.7 of this Agreement. Notwithstanding the foregoing, Patent Costs incurred up to October 1, 1990 shall alternatively be considered an advance against payments to be made under Paragraph 4.6 and Patent Costs incurred subsequent to October 1, 1990, shall not constitute an advance against earned royalties under Paragraph 4.4 or payments under Paragraph 4.6.

     4.14 In consideration of the rights granted by SALK to LIGAND under Article 2 and the entry by SALK into the Third Amendment to License Agreement, LIGAND
(i) shall pay SALK $200,000 in three (3) installments of $75,000, $75,000 and $50,000 respectively, the first due and payable on execution by both parties of the Third Amendment to License Agreement and thereafter on October 20, 1991 and October 20, 1992, and (ii) upon execution of the Third Amendment to License Agreement, shall transfer to SALK 75,000 shares of Series B Preferred stock in LIGAND.

     4.15 (a) In consideration of the rights granted by SALK to LIGAND under
Article 2 and the execution by SALK of this Amended and Restated License Agreement, LIGAND shall pay SALK, within ten (10) days of the execution of this Amended and Restated License Agreement, the sum of two million five hundred thousand dollars ($2,500,000) in cash by wire transfer to such account as is designated by SALK no less than three (3) business days prior to the date on which such payment is due.

     (b) In consideration of the payment set forth in this Paragraph 4.15 and the other mutual and respective promises and covenants set forth herein, SALK hereby releases and discharges LIGAND, and LIGAND hereby releases and discharges SALK, from any and all actions, claims, demands, suits, debts, liens, contracts, agreements, promises, liabilities, damages, losses, costs or expenses of any nature whatsoever, known or unknown, contingent or non-contingent, anticipated or unanticipated, which either of them ever had, or now has against the other under, in connection with, or in respect of this Agreement. Each of the parties acknowledges that it has had the opportunity to review this Agreement with legal counsel and is familiar with the provisions of California Civil Code ss. 1542, which provides as follows:

          A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected the settlement with the debtor.

     Each of the parties recognizes and understands that this section applies to and covers the aforementioned claims and hereby expressly waives any rights it may have under this section as well as under any other statutes or common law principles of similar effect.


                         ARTICLE 5 - COMMERCIALIZATION

     5.1 LIGAND will diligently seek to develop Licensed Products. LIGAND will be deemed to have used its reasonable best efforts and met its diligence obligations if, starting in year one, it expends at least $500,000 per year in developing and/or in exploiting the licensed Technology and meets the following milestones on the designated anniversaries of October 20, 1988:

MILESTONE            ANNIVERSARY          OBJECTIVE
---------            -----------          ---------
    1.               Third                Commercial Screening System Developed
    2.               Fifth                Candidate Drug(s) Identified
    3.               Seventh              IND(s) Filed
    4.               Tenth                NDA(s) Filed

     5.2 If LIGAND fails to meet any of the milestones set forth in Paragraph
5.1 for any reason other than its failure to use its reasonable best efforts (for which SALK may terminate this Agreement pursuant to Paragraph 5.3), SALK shall have the option to convert this Agreement to a nonexclusive license. The nonexclusive license shall be subject to a "most favorable license" provision in favor of LIGAND.

     5.3 In the event LIGAND shall fail to use its reasonable best efforts as defined in Paragraph 5.1, SALK's sole and exclusive remedy in law and equity for LIGAND's failure to comply with Paragraph 5.1 shall be the right to terminate this Agreement pursuant to the provisions of Article 11.


              ARTICLE 6 - TRANSMISSION OF INFORMATION AND KNOW-HOW

     6.1 SALK agrees to provide LIGAND with copies of all published reports, manuscripts accepted for publication and all other publications emanating from SALK which relate to the Technology. Further information and Know-How will be provided to LIGAND from time to time through scientific discussions and meetings between LIGAND and SALK.

     6.2 SALK further agrees to provide LIGAND with copies of all U.S. patent applications which it files and which are included in the Patent Rights. SALK further agrees to advise LIGAND regarding all patents which may issue and are included in the Patent Rights.

     6.3 Upon request, and when it does not interfere with the work being carried out in Dr. Evans' laboratory, SALK agrees to provide LIGAND with small samples of biological materials, useful in LIGAND's Receptor-related research activities, where such biological materials are not available from other sources. LIGAND shall pay SALK a nominal amount to cover the reasonable cost of providing such biological materials.

     6.4 The parties intend that no contact or discussions relating to the subject matter of this License Agreement initiated by LIGAND shall be made with the scientists working in the laboratory of Dr. Ronald Evans except with the prior approval of Dr. Evans.

                             ARTICLE 7 - CONSULTING

     LIGAND and Dr. Evans intend to enter into a consulting agreement under which Dr. Evans will consult with LIGAND in the development of Licensed Products and Licensed Services. The terms of such consulting agreement must be acceptable to both SALK and HHMI.


                        ARTICLE 8 - REPORTS AND RECORDS

     8.1 Within sixty (60) days after the end of each semiannual period, during the term of this Agreement and for so long thereafter as payments are due SALK hereunder, LIGAND shall render a written report showing a breakdown of income from sales of Licensed Products and Licensed Services by LIGAND and its sublicensees and all payments received from third parties for the use of the Technology and for sales of products identified by use of the Technology, and a computation of sums due SALK for that semiannual period under Article 4 of this Agreement, and shall simultaneously pay said sums.

     8.2 Except as SALK may otherwise instruct LIGAND under Paragraph 8.3, all amounts payable hereunder by LIGAND to SALK shall be payable in United States currency in San Diego, California.

     8.3 Royalties on the Net Sales of Licensed Products and Licensed Services shall accrue and be computed in the currency of the country in which such sales shall have been made by LIGAND and/or its sublicensees and such royalties and, to the extent applicable any other payment due SALK hereunder, shall be payable by LIGAND, according to instructions by SALK, in the United States in United States Dollars, using as the rate of exchange the prevailing official buying price in United States Dollars paid in New York, New York, U.S.A., for a banker's check drawn in the currency involved on banks abroad in the country involved, at the applicable rate of exchange at the date of remittance or on the last day of the sixty (60) day period mentioned in Paragraph 8.1 above, whichever is earlier.

     8.4 LIGAND and its sublicensees shall maintain full, true and accurate books of account and other records containing all particulars which may be required to ascertain and verify the sums payable by it under this Agreement. Said books, records and all supporting data shall be available at all reasonable times and for a period of three (3) years following the period of reporting or for a period consistent with generally acceptable accounting procedures, whichever is longer, and shall be open to the inspection of an accountant from the Accounting Department of SALK or an independent certified accountant retained by SALK for the purpose and to whom LIGAND has no reasonable objection; provided, however, that such accountant shall report to SALK only as to the accuracy of the written report and payments. This accountant will be obliged to treat as confidential all relevant matters and may disclose to SALK management only whether there is an error and the amount of the error, if any. In the event of disagreement between the accountant and LIGAND as to the accuracy of the written report and/or payments, additional information shall be provided by LIGAND to SALK; however, such information shall be of such a nature and in an amount sufficient only to effect resolution of the disagreement. The expense of any audit shall be borne by SALK; provided, however, if the audit discloses an error benefiting LIGAND, then LIGAND shall pay, in addition to the amount of the error found, an amount for such audit equal to the amount of the error found but not to exceed the cost to SALK of the audit.

     8.5 For the purposes of identifying relevant patents and computing the terms thereof for the computation of royalties or the paid-up license pursuant to Paragraph 4.8 of this Agreement, LIGAND shall use commercially reasonable efforts to provide to SALK, following the filing of an NDA or SNDA, relevant information relating to the applicable Licensed Product then within LIGAND's control, and not subject to legal restrictions that would prevent the disclosure of such information to SALK hereunder.


                   ARTICLE 9 - INFRINGEMENT OF PATENT RIGHTS

     9.1 SALK shall have the first right to prosecute third parties for infringement of a patent licensed to LIGAND under this Agreement and shall retain any award of damages, attorney's fees or costs. In the event SALK does not file an action for infringement or cause such infringement to terminate within ninety (90) days from the date on which it first learns of such infringement, LIGAND shall have the right to bring such suit and to name SALK as a plaintiff if necessary to maintain the action. In the case of LIGAND bringing a suit, it shall have the right to credit its litigation expenses against fifty percent (50%) of the royalties payable hereunder, including minimum royalties or other payments accruing to SALK under Paragraphs 4.4 through 4.8. In the event LIGAND receives any cash award in such an action or as a result of settlement thereof, it shall pay to SALK an amount equal to the aggregate credit that was taken against royalties or other payments accruing to SALK; it shall then deduct its litigation expenses, and the remainder, if any, shall be divided equally between SALK and LIGAND. If both SALK and LIGAND decline to bring an infringement suit, LIGAND shall be entitled to suspend its royalty payments with respect to the patent being infringed until such time as SALK elects to sue the infringer; provided, however, that if LIGAND elects not to sue the infringer within ninety (90) days after SALK gives written notice that it declines to bring suit, SALK may grant the infringer a nonexclusive license under the patent being infringed, after which royalty payments shall no longer be suspended by LIGAND. If such nonexclusive license has a royalty or other payment term more favorable than granted LIGAND in this Agreement, LIGAND shall be accorded the benefit of such more favorable term.

     9.2 If LIGAND or a sublicensee, in exercising its rights under this Agreement, is sued for infringement of a patent by a third party for an act which, but for practice or use of the Technology would not infringe the rights of the third party, LIGAND may credit its expenses in defense or settlement of such infringement against fifty percent (50%) of royalties payable hereunder, including minimum royalties, or other payments accruing under this Agreement.

     9.3 If additional technology is necessary to commercialize the Technology, then LIGAND may credit any royalty paid a third party on sales of Licensed Products or

Licensed Services in an amount not to exceed fifty percent (50%) of the royalty or other payments, other than the minimum royalty accruing under this Agreement, such credits being limited to royalties accruing upon the affected product or service.

     9.4 SALK and LIGAND shall each give prompt written notice to the other of any infringement of the Patent Rights by third parties as may come to its knowledge.


                               ARTICLE 10 - TERM

     The term of this Agreement shall extend to the end of the last to expire of any patent included in said Patent Rights, or the extended period which may be selected by LIGAND for the payment of royalties, whichever is later, unless terminated at an earlier date pursuant to another provision of this Agreement.


                            ARTICLE 11 - TERMINATION

     11.1 LIGAND may terminate this Agreement at the end of any calendar year upon sixty (60) days prior written notice to SALK thereof.

     11.2 If LIGAND shall be declared bankrupt or insolvent, or shall apply for any relief under any bankruptcy, insolvency, corporate reorganization or debtor relief laws of the United States or any state thereof, or have a receiver appointed, or shall commence proceedings to dissolve, or suffer such attachments or execution as shall prevent manufacturing or selling operations of LIGAND for sixty (60) days, such act or event shall constitute a material breach of this Agreement and shall, without any further notice by SALK, cause an automatic termination of this Agreement.

     11.3 If LIGAND shall breach any of the terms of this Agreement or otherwise be in default hereunder and shall not cure such breach or default with thirty
(30) days after written notice thereof to LIGAND, then SALK, in addition to any other remedies available to it in law or equity, may by written notice to LIGAND terminate this Agreement forthwith. Failure to terminate this Agreement for any breach shall not be construed as a waiver of the right to do so for any continuation or repetition of said breach, or for any subsequent breach of the same or dissimilar nature.

     11.4 In the event of termination of this Agreement, LIGAND shall not be relieved of any duty and obligation which may have accrued prior to the effective date of such termination to pay royalties and/or make any other payments.

     11.5 On termination of this Agreement for any reason, all rights hereunder shall revert to SALK for the benefit of SALK, and all technical information in documentary form obtained from SALK, and all copies of it, shall be promptly returned to SALK except that LIGAND shall be permitted to retain copies where required to do so by reason of any statute, ordinance or regulation of any federal, state or local governmental entity.

                        ARTICLE 12 - SURVIVAL OF RIGHTS

     The provisions of Article 15 concerning confidentiality and Article 17 concerning disclaimer of liability and indemnification shall survive the termination of this Agreement, Article 15 for a period of three (3) years, and
Article 17 without limit.


                              ARTICLE 13 - AGENCY

     LIGAND shall not be deemed to be an agent of SALK as a result of any transaction under or related to this Agreement, and shall not in any way pledge SALK's credit or incur any obligation on behalf of SALK.


                        ARTICLE 14 - USE OF SALK'S NAME

     14.1 LIGAND shall not have the right to publicize the Letter of Intent, this Agreement or its relationship with SALK without SALK's written approval except as provided in Paragraph 14.2 and as required to comply with federal or state laws or regulations.

     14.2 SALK agrees that LIGAND may make it known in promotional and technical literature that the Technology was invented by Ronald M. Evans and other SALK scientists; that Dr. Evans is affiliated with the HHMI Gene Expression Laboratory, The Salk Institute for Biological Studies; and that Licensed Products and Licensed Services are offered under license from SALK; provided, however, that such use shall not state or imply that SALK has any relationship with LIGAND other than as licensor-licensee.


             ARTICLE 15 - NONDISCLOSURE OF CONFIDENTIAL INFORMATION

     All confidential scientific, technical, and business information related to the Technology communicated by one party hereto to the other, including information contained in patent applications, shall be kept confidential by the recipient, which shall take all reasonable steps to ensure that such confidential information does not pass negligently or otherwise into the hands of those unauthorized to receive it. Notwithstanding the foregoing, a party hereto shall be relieved of such confidentiality obligations and not be prevented from disclosing any information received by it from the disclosing party if (a) the information was previously known to the recipient; (b) the information is or becomes generally available to the public through no fault of the recipient, including as a result of publications and/or laying open to inspection of any patent applications that the disclosing party may file; (c) the information is acquired in good faith in the future by the recipient from a third party who is not under an obligation of confidence to the disclosing party in respect to such information; or (d) after October 20, 1988, the disclosure of such information in the hands of LIGAND is reasonably considered necessary for the commercial exploitation of the license granted under this Agreement. The foregoing shall not be construed to prevent SALK from disclosing to HHMI confidential scientific, technical or business information related to the Technology provided such information is related to Technology in which HHMI has an interest.


                             ARTICLE 16 - WARRANTY

     16.1 SALK hereby represents and warrants that SALK has valid title in and to the Patent Rights and has the right to license same to LIGAND pursuant to the terms of this Agreement.


               ARTICLE 17 - DISCLAIMER OF LIABILITY AND INDEMNITY

     17.1 SALK shall exercise reasonable care in verifying the accuracy of information provided under this Agreement, but SALK shall not be liable for any damages arising out of or resulting from any information made available hereunder or of the use thereof nor shall it be liable to LIGAND for special, incidental or consequential damages under any circumstances.

     17.2 SALK shall have no responsibility for the ability, of LIGAND to use such information, the quality or result of any service rendered by LIGAND with the aid of such information, or with respect to claims of third parties arising from LIGAND's use of such information.

     17.3 LIGAND shall assume all responsibility for the use of information supplied to it by SALK or otherwise obtained by LIGAND pursuant to this Agreement.

     17.4 Nothing in this Agreement shall be construed as:

          (a) a warranty or representation by SALK as to the validity or scope of any of the Patent Rights; or

          (b) a warranty or representation by SALK that anything made, used or sold or otherwise disposed of under any license granted in this Agreement is or will be free from infringement of patents of third parties; or

          (c) an obligation of SALK to bring or prosecute actions or suits against third parties for infringement, except as expressly set out in Article 9; or

          (d) conferring the right to use in advertising, publicity or otherwise any trademark, trade name, insignia or name, or names, or any contraction, abbreviation, adaptation thereof, of SALK, except as expressly set out in
Article 14; or

          (e) an obligation of SALK to furnish any know-how not provided for in this Agreement.

     17.5 All property, whether tangible or intangible, which may be delivered hereunder shall be delivered on an "as is" basis. Except as expressly stated in
Article 16
of this Agreement, NO WARRANTIES OF ANY KIND, WHETHER STATUTORY, WRITTEN, ORAL, EXPRESSED OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR USAGE SHALL APPLY.

     17.6 LIGAND hereby indemnifies, holds harmless, and agrees to defend SALK and HHMI, and their trustees, officers, employees, and agents from any loss, claim, damage or liability, of whatsoever kind or nature, which may arise at any time out of or in connection with any activity of LIGAND under this Agreement or involving the Technology or any information furnished hereunder, including without limitation the use, handling, storage, distribution, containment, sale and/or disposition of any product, or provision of any service, related to or derived directly or indirectly from or using said Technology.


                             ARTICLE 18 - INSURANCE

     During the term of this Agreement and for so long thereafter as is reasonably deemed necessary by LIGAND to support its indemnity obligation under
Article 17 hereof, LIGAND shall maintain adequate comprehensive general liability insurance with full coverage for claims of bodily injury and property damage related to any product or service affected by this Agreement or based upon reliance upon a representation or warranty made at any time with respect to any such product or service. Evidence of such insurance shall be furnished by LIGAND to SALK upon request.


                           ARTICLE 19 - FORCE MAJEURE

     If the performance of any obligation hereunder of either of the parties is prevented, restricted or interfered with by reason of fire, explosion, strike, labor dispute, casualty or accident, lack or failure of transportation facilities, flood, war, civil commotion, acts of God, any law, order or decree of any government or subdivisions thereof or any cause whatsoever, whether similar or dissimilar to those above enumerated, beyond the reasonable control of the party (hereinafter referred to as an "event of force majeure"), the party so affected shall, upon giving notice to the other party, be excused from performance hereunder to the extent and for the duration of such prevention, restriction or interference. If such event of force majeure continues for a period of ninety (90) days, then either party may, at any time thereafter, by giving written notice to the other party, terminate this Agreement. The term of this Agreement or any renewal thereof shall not be extended by an event of force majeure.


                            ARTICLE 20 - ASSIGNMENT

     Neither this Agreement nor any of the rights or obligations hereunder may be assigned by either party without the prior written consent of the other party, except that LIGAND shall have the right to assign this Agreement in any transaction constituting the purchase of the business of LIGAND to which this Agreement pertains or to the surviving entity of any merger involving

LIGAND or of any acquisition of LIGAND. This Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and permitted assigns.


                  ARTICLE 21 - APPLICABLE LAW AND ARBITRATION

     21.1 This Agreement and its effect are subject to and shall be construed and enforced in accordance with the laws of the State of California, United States of America.

     21.2 If a dispute arises out of or relates to this Agreement, or the breach hereof, the parties agree first to try in good faith to settle the dispute by mediation under the Commercial Mediation Rules of the American Arbitration Association, before resorting to arbitration. Thereafter, any remaining unresolved controversy or claim arising out of or relating to this Agreement, or breach hereof, shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The seat of the arbitration shall be in San Diego, California, U.S.A. and the decision of the arbitrators shall be final.


                             ARTICLE 22 - NONWAIVER

     The waiver of either party hereto of any right hereunder or of the failure to perform or of a breach by the other party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by said other party whether of a similar nature or otherwise.


                           ARTICLE 23 - SEVERABILITY

     Nothing in this Agreement shall be construed so as to require the commission of any act contrary to law. Wherever there is any conflict between any provision of this Agreement and any statute, law, ordinance or treaty concerning the legal rights of the parties to the contract, the latter shall prevail, but in such event, the effective provisions of this Agreement shall be curtailed and limited only to the extent necessary to bring it within the applicable legal requirements.


                         ARTICLE 24 - OFFICIAL NOTICES

     24.1 Any notices required by this Agreement shall be sent by registered or certified airmail, postage prepaid, or by Telex or cable, charges prepaid, and shall be forwarded to the respective addresses set forth below:

FOR SALK:           The Salk Institute for Biological Studies
                    P. O. Box 85800
                    San Diego, California 92138

                    Attn:    Dr. Polly Murphy
                    Vice President, Intellectual Property and
                    Technology Transfer

FOR LIGAND:         Ligand Pharmaceuticals Incorporated
                    10275 Science Center Drive
                    San Diego, California 92121

                    Attn:    President


     24.2 The address to which any notice, demand or other writing may be given or made or sent to any party may be changed upon written notice given by such party as above provided.

          ARTICLE 25 - NOTIFICATION AND AUTHORIZATION UNDER DRUG PRICE COMPETITION AND PATENT TERM RESTORATION ACT

     25.1 SALK shall promptly notify LIGAND of (a) the issuance of each U.S. patent included within the Patent Rights, giving the date of issue and patent number for each such patent, and (b) each notice pertaining to any patent included within the Patent Rights which it receives as patent owner pursuant to the DRUG PRICE COMPETITION AND PATENT TERM RESTORATION ACT, (the "Act"), including but not necessarily limited to notices pursuant to Section 101 and 103 of the Act from persons who have filed an abbreviated NDA or a "paper" NDA.

     25.2 SALK hereby authorizes LIGAND to include in any NDA for a Licensed Product, as LIGAND may deem appropriate under the Act, a list identifying SALK as patent owner of those patents included within the Patent Rights which relate to such Licensed Product and such other information as may be required by federal law or regulation. SALK agrees as patent owner under the Act to apply for an extension of the term of any patent included within the Patent Rights, as permitted by the Act, upon request by LIGAND.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                         ARTICLE 26 - ENTIRE AGREEMENT

     This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof and all prior negotiations, representations, letters of intent, agreements and understandings are merged into, extinguished by, and completely expressed by this Agreement. The parties acknowledge that this Agreement amends and restates the prior License Agreement dated as of October 20, 1988, as amended pursuant to that certain Amendment to License Agreement effective as of the 15th day of September, 1989, that certain Second Amendment to License Agreement effective as of the first day of December, 1989 and that certain Third Amendment to License Agreement effective as of the 20th day of October 1990.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives to be effective as of the day and year first above written.


ATTEST:                                THE SALK INSTITUTE FOR
                                       BIOLOGICAL STUDIES


/S/ILLEGIBLE                           By       /S/POLLY A. MURPHY
-----------------------------          -----------------------------
Assistant Secretary                    Title    VP, IPTT

         SEAL





ATTEST:                                LIGAND PHARMACEUTICALS INCORPORATED



/S/BARBARA J. OLSON                    By      /S/PAUL V. MAIER
-----------------------------          -----------------------------
Assistant Secretary                    Title    SENIOR VP, CFO

         SEAL

                                  ATTACHMENT 1

                                AGREEMENT BETWEEN

                    THE SALK INSTITUTE FOR BIOLOGICAL STUDIES
                                     (SALK)

                                       AND

          THE SALK INSTITUTE BIOTECHNOLOGY/INDUSTRIAL ASSOCIATES, INC.
                                    (COMPANY)

                                                                Date:    8/28/85

A cDNA clone encoding the entire human glucocorticoid receptor, designated as OB107, will be made available to COMPANY subject to the following terms:

     1. The clone proper will not be distributed to any person, laboratory or other entity, commercial or otherwise, external to COMPANY's organization.

     2. Except as provided in Paragraph 1 above, the clone may be used by COMPANY for its commercial purposes in any manner whatsoever.

     3. In lieu of a fee, COMPANY will provide to SALK reasonable quantities of an expression vector containing the clone and/or protein expressed by said expression vector containing the clone, as SALK may request from time to time.

     4. In all COMPANY publications related to the use of the subject clone, the designation above will be employed.

     5. THE CLONE IS PROVIDED WITHOUT WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER WARRANTY, EXPRESS OR IMPLIED, AND UNDER THE CONDITION THAT SALK AND ITS EMPLOYEES AND AGENTS HAVE NO LIABILITY IN CONNECTION WITH SUCH CLONE OR ITS USE. COMPANY HEREBY AGREES TO WAIVE ALL CLAIMS AGAINST SALK, AND TO DEFEND AND INDEMNIFY SALK FOR ALL CLAIMS AND DAMAGES ASSERTED BY THIRD PARTIES, ARISING FROM THE USE, STORAGE AND HANDLING OF THE CLONE BY COMPANY.

If the foregoing terms are acceptable, a duly authorized representative of COMPANY should sign two copies of this Agreement where indicated and return one copy to SALK. Upon receipt of the signed copy, SALK will arrange for prompt shipment of the clone to COMPANY.

                          THE SALK INSTITUTE FOR
                          BIOLOGICAL STUDIES


                          By
                            -----------------------------------

                            VICE PRESIDENT OPERATIONS
                            -----------------------------------
                            Title


                          THE SALK INSTITUTE BIOTECHNOLOGY/
                          INDUSTRIAL ASSOCIATES, INC.
                                       (COMPANY)


                          By  /S/
                            -----------------------------------

                            EXEC. V.P.
                            -----------------------------------
                            Title

                                   SCHEDULE A

                INTRACELLULAR STEROID AND STEROID-LIKE RECEPTORS


  ***


U.S. Serial No. 108,471, filed October 20, 1987, now U.S. Patent No. 5,071,773, issued December 10, 1991. Inventors: R. Evans et al. CIP of U.S. Serial No. 922,585.
HORMONE RECEPTOR-RELATED BIOASSAYS.

U.S. Serial No. 667,602, filed March 7, 1991, now U.S. Patent No. 5,312,732, issued May 17, 1994. Inventors: R. Evans et al. DIV of U.S. Serial No. 108,471. HORMONE RECEPTOR COMPOSITIONS AND METHODS.

U.S. Serial No. 165,708, filed December 10, 1993, now U.S. Patent No. 5,597,705, issued January 28, 1997. Inventors: R. Evans, et al. DIV of U.S. Serial No. 667,602.
DNA ENCODING THYROID HORMONE RECEPTOR COMPOSITIONS AND METHODS.


  ***


  ***


  ***


U.S. Serial No. 166,177, filed December 10, 1993, now U.S. Patent No. 5,534,418, issued July 9, 1996. Inventors: R. Evans et al. DIV of U.S. Serial No. 667,602. CONTROLLED EXPRESSION OF RECOMBINANT PROTEINS.

U.S. Serial No. 170,085, filed December 17, 1993, now U.S. Patent No. 5,606,021, issued February 25, 1997. Inventors: R. Evans et al. DIV of U.S. Serial No. 667,602.
MINERALOCORTICOID COMPOSITIONS AND METHODS.


  ***


  ***




***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

  ***


  ***


U.S. Serial No. 807,135, filed December 10, 1991, now U.S. Patent No. 5,298,429, issued March 29, 1994. Inventors: R. Evans et al. DIV of U.S. Serial No. 108,471.
BIOASSAYS FOR IDENTIFYING ANTAGONISTS OF STEROID HORMONE RECEPTORS.


  ***


  ***


  ***


  ***


U.S. Serial No. 276,536, filed November 30, 1988, now U.S. Patent No. 4,981,784, issued January 1, 1991, Inventors: R. Evans et al. CIP of U.S. Serial No. 128,331.
RETINOIC ACID RECEPTOR COMPOSITION AND METHOD.

U.S. Serial No. 773,041, filed January 31, 2001, reissue of U.S. Patent No. 4,981,784. Inventors: R. Evans et al.
CHIMERIC STEROID HORMONE SUPERFAMILY RECEPTOR PROTEINS.

U.S. Serial No. 546,256, filed August 6, 1990, now U.S. Patent No. 5,171,671, issued December 15, 1992, Inventors: R. Evans et al. DIV of U.S. Serial No. 276,536.
RETINOIC ACID RECEPTOR COMPOSITION.


  ***

U.S. Serial No. 975,777, filed November 13, 1992, now U.S. Patent No. 5,274,077, issued December 28, 1993, Inventors: R. Evans et al. DIV of U.S. Serial No. 546,256.
RETINOIC ACID RECEPTOR COMPOSITION.

U.S. Serial No. 845,857, filed March 3, 1992, now U.S. Patent No. 5,599,904, issued February 4, 1997, Inventors: R. Evans et al. DIV of U.S. Serial No. 546,570.
CHIMERIC STEROID HORMONE SUPERFAMILY RECEPTOR PROTEINS.



***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

U.S. Serial No. 168,686, filed December 16, 1993, now U.S. Patent No. 5,571,692, issued November 5, 1996, Inventors: R. Evans et al. CONT of U.S. Serial No. 845,857.
DNA ENCODING RETINOIC ACID RECEPTOR ALPHA, VECTORS AND CELLS COMPRISING THE
SAME.

U.S. Serial No. 179,912, filed January 11, 1994, now U.S. Patent No. 5,548,063, issued August 20, 1996, Inventors: R. Evans et al. CONT of U.S. Serial No. 845,857.
RETINOIC ACID RECEPTOR ALPHA PROTEINS.


  ***


U.S. Serial No. 370,407, filed June 22, 1989, now U.S. Patent No. 5,260,432, issued November 9, 1993, Inventors: Takaku et al.
HUMAN GAMMA RETINOIC ACID RECEPTOR DNA.

U.S. Serial No. 100,039, filed July 30, 1993, now U.S. Patent No. 5,530,094, issued June 25, 1996, Inventors: Takaku et al. DIV of U.S. Serial No. 370,407. GAMMA RETINOIC ACID RECEPTOR.

U.S. Serial No. 486,325, filed June 7, 1995, now U.S. Patent No. 6,284,870, issued September 4, 2001, Inventors: Takaku et al. DIV of U.S. Serial No. 100,039
GAMMA RETINOIC ACID RECEPTOR.


  ***


U.S. Serial No. 278,614, filed November 30, 1988, now U.S. Patent No. 5,217,867, issued June 8, 1993. Inventors: R. Evans, et al.
RECEPTORS: THEIR IDENTIFICATION, CHARACTERIZATION, PREPARATION, AND USE.

U.S. Serial No. 797,546, filed November 25, 1991, now U.S. Patent No. 5,262,300, issued November 16, 1993. Inventors: R. Evans, et al.
BIOASSAYS FOR IDENTIFYING ANTAGONISTS OF RECEPTORS OF THE STEROID/THYROID SUPERFAMILY.

U.S. Serial No. 073,928, filed June 8, 1993, now U.S. Patent No. 5,310,662, issued May 10, 1994. Inventors: R. Evans, et al. DIV of U.S. Serial No. 278,614.
RECEPTORS: THEIR IDENTIFICATION, CHARACTERIZATION, PREPARATION, AND USE.


  ***

  ***

  ***



***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

  ***


  ***


  ***

U.S. Serial No. 464,272, filed June 5, 1995, now U.S. Patent No. 5,688,691, issued November 18, 1997. Inventors: Oro, et al. CONT of U.S. Serial No. 013,975.
INSECT RETINOID-LIKE RECEPTOR COMPOSITIONS AND METHODS.

U.S. Serial No. 464,266, filed June 5, 1995, now U.S. Patent No. 5,641,652, issued June 24, 1997. Inventors: Oro, et al. DIV of U.S. Serial No. 013,975. INSECT RETINOID-LIKE RECEPTOR COMPOSITIONS AND METHODS.

U.S. Serial No. 438,757, filed November 16, 1989, now U.S. Patent No. 5,091,518, issued February 25,1992. Inventors: Sucov, et al.
BETA RETINOIC ACID RESPONSE ELEMENTS COMPOSITIONS AND ASSAYS.


  ***


  ***

U.S. Serial No. 346,342, filed November 28, 1994, now U.S. Patent No. 5,707,800, issued January 13, 1998. Mangelsdorf, et al. CONT of U.S. Serial No. 671,044. RESPONSE ELEMENT COMPOSITIONS AND ASSAYS EMPLOYING SAME.


  ***


U.S. Serial No. 494,618, filed March 16, 1990, now U.S. Patent No. 5,597,693, issued January 28, 1997. R. Evans et al. Filed via PCT as a CIP of U.S. Serial No. 325,240.
HORMONE RESPONSE ELEMENT COMPOSITIONS AND ASSAY.


  ***


  ***



***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

U.S. Serial No. 336,408, filed November 8, 1994, now U.S. Patent No. 5,723,329, issued March 3, 1998. Mangelsdorf, et al. CONT of U.S. Serial No. 933,453.
DNA ENCODING RETINOID RECEPTOR X (RXR) ALPHA AND GAMMA; CORRESPONDING VECTORS AND HOST CELLS.


  ***


  ***


U.S. Serial No. 030,330, filed May 3, 1994, now U.S. Patent No. 5,639,592, issued June 17, 1997. Inventors: R. Evans et al. Filed via PCT as a CIP of U.S. Serial No. 586,187
FUNCTIONAL ANTAGONISM BETWEEN PROTO-ONCOPROTEIN C-JUN AND HORMONE RECEPTORS.


  ***


U.S. Serial No. 333,358, filed November 2, 1994, now U.S. Patent No. 5,571,696, issued November 5, 1996. Inventors: R. Evans et al. CONT of U.S. Serial No. 761,068.
RECEPTORS.

U.S. Serial No. 463,694, filed June 5, 1995, now U.S. Patent No. 5,696,233, issued December 9, 1997. Inventors: R. Evans et al. DIV of U.S. Serial No. 333,358.
ORPHAN STEROID HORMONE RECEPTORS.

U.S. Serial No. 694,501, filed August 7, 1996, now U.S. Patent No. 5,710,004, issued January 20, 1998. Inventors: R. Evans et al. DIV of U.S. Serial No. 333,358.
METHODS OF USING NOVEL STEROID HORMONE ORPHAN RECEPTORS.


  ***


  ***


U.S. Serial No. 695,743, filed August 12, 1996, now U.S. Patent No. 5,668,175, issued September 16, 1997. Inventors: R. Evans et al. CONT of U.S. Serial No. 748,767.
USE OF SELECTIVE LIGANDS FOR TREATMENT OF DISEASE STATES RESPONSIVE TO STEROID OR STEROID-LIKE RETINOIDS.



***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

U.S. Serial No. 931,694, filed September 16, 1997, now U.S. Patent No. 6,096,787, issued August 1, 2000. Inventors: R. Evans et al. DIV of U.S. Serial No. 695,743.
USE OF SELECTIVE LIGANDS FOR TREATMENT OF DISEASE STATES RESPONSIVE TO STEROID OR STEROID-LIKE RETINOIDS.


  ***


  ***


  ***


  ***


U.S. Serial No. 475,174, filed June 7, 1995, now U.S. Patent No. 5,932,622, issued August 3, 1999. Inventors: R. Evans et al. DIV of U.S. Serial No. 244,857.
METHOD FOR IN VIVO MODULATION OF SKIN RELATED PROCESSES.


  ***


  ***


U.S. Serial No. 472,817, filed June 7, 1995, now U.S. Patent No. 5,968,989, issued November 19, 1999. Inventors: R. Evans et al. DIV of U.S. Serial No. 244,857.
MEANS FOR THE MODULATION OF PROCESSES MEDIATED BY RETINOID X RECEPTOR.


  ***


  ***


  ***



  ***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

  ***


  ***


U.S. Serial No. 486,403, filed June 5, 1995, now U.S. Patent No. 6,281,330, issued August 28, 2001. Inventors: R. Evans et al. CONT of U.S. Serial No. 907,908.
MULTIMERIC FORMS OF MEMBERS OF THE STEROID/THYROID SUPERFAMILY OF RECEPTORS WITH THE ULTRASPIRACLE RECEPTOR.

U.S. Serial No. 464,514, filed June 5, 1995, now U.S. Patent No. 6,265,173, issued July 24, 2001. Inventors: R. Evans et al. DIV of U.S. Serial No. 907,908. MULTIMERIC FORMS OF MEMBERS OF THE STEROID/THYROID SUPERFAMILY OF RECEPTORS WITH THE ULTRASPIRACLE RECEPTOR.


  ***


  ***


  ***


  ***


  ***


  ***


U.S. Serial No. 484,200, filed June 7, 1995, now U.S. Patent No. 5,861,274, issued January 19, 1999. Inventors: R. Evans et al. CIP of U.S. Serial No. 270,643.
NUCLEIC ACIDS ENCODING PEROXISOME PROLIFERATOR-ACTIVATED RECEPTOR.



***Portions of this page have been omitted pursuant to a request for
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


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Ligand Pharmaceuticals - Intracellular Steroid and Steroid-like Receptors

Salk File #: S46445
Description: Hormone Receptor Compositions and Methods

         Serial #      Status              Patent#
         ----------    ---------           ---------
         108,471      ++++++++++++++++     5,071,773


                                                                                          Expire    Support
  Country Name          Filing Type   Application #    Patent #            Status         Date       Count
  --------------------  -----------   ---------------  ------------------  -------------  --------  -------
  Canada                National      550,151                                                          1
  Australia             PCT           82388/87         616,389                          10/23/2003     1
  Japan                 PCT           507128/87                                                        1
  PCT                   PCT           US87/02782                                                       1
  Austria               EPC/PCT       E182173                                                          1
  Belgium               EPC/PCT       0287653                                                          1
  EPC                   EPC/PCT       87907643.8       0287653                          10/23/2007     1
  France                EPC/PCT       0287653                             Allowed                      1
  Germany               EPC/PCT       P3752284.1                          Allowed                      1
  Italy                 EPC/PCT       0287652                             Allowed                      1
  Luxembourg            EPC/PCT       0287653                                                          1
  Netherlands           EPC/PCT       0287653                             Allowed                      1
  Sweden                EPC/PCT       0287653                                                          1
  Switzerland           EPC/PCT       0287653                             Allowed                      1
  United Kingdom        EPC/PCT       0287653                             Allowed                      1



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Ligand Pharmaceuticals - Intracellular Steroid and Steroid-like Receptors

Salk File #: S50852
Description: Retinoid Receptor Compositions and Methods

         Serial #      Status              Patent#
         ----------    ---------           ---------
         933,453       Abandoned

                                                                                          Expire    Support
  Country Name          Filing Type   Application #    Patent #            Status         Date       Count
  --------------------  -----------   ---------------  ------------------  -------------  --------  -------
  PCT                   PCT           US91/00399                                                       1
  Australia             PCT           73383/91         654270                           01/22/2011     1
  Canada                PCT           2,075,182                                                        1
  Japan                 PCT           504655/91                                                        1
  United States         PCT           933,453                                                          1
  EPC                   EPC/PCT       91 905 013.8     0514488                                         1
  France                EPC/PCT                        05144888                                        1
  Germany               EPC/PCT       69132411.5       0514488                                         1
  Italy                 EPC/PCT                        0514488                                         1
  Liechtenstein         EPC/PCT                        0514488                                         1
  Netherlands           EPC/PCT                        0514488            Published                    1
  Spain                 EPC/PCT                        0514488                                         1
  Sweden                EPC/PCT                        0514488                                         1
  Switzerland           EPC/PCT                        0514488                                         1
  United Kingdom        EPC/PCT                        0514488                                         1



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Ligand Pharmaceuticals - Intracellular Steroid and Steroid-like Receptors

Salk File #: S91015
Description: Functional Antagonism Between Proto-Oncogene. . .

         Serial #      Status              Patent#
         ----------    ---------           ---------
         030,330      ++++++++++++++++     5,639,592

                                                                                          Expire    Support
  Country Name          Filing Type   Application #    Patent #            Status         Date       Count
  --------------------  -----------   ---------------  ------------------  -------------  --------  -------
  PCT                   PCT           US91/06848                                                       1
  Australia             PCT           86309/91         655943                           09/20/2011     1
  Canada                PCT           2,090,407                                                        1
  Japan                 PCT           3-516072                                                         1
  United States         PCT           030,330                                                          1
  Austria               EPC/PCT                        0 552 202                        09/20/2011     1
  Belgium               EPC/PCT                        0 552 202                        09/20/2011     1
  Denmark               EPC/PCT                        0 552 202                        09/20/2011     1
  EPC                   EPC/PCT       91 917 435.9                                                     1
  France                EPC/PCT                        0 552 202                        09/20/2011     1
  Germany               EPC/PCT       P69116563.7      0 552 202                        09/20/2011     1
  Greece                EPC/PCT                        0 552 202                        09/20/2011     1
  Italy                 EPC/PCT                        0 552 202                        09/20/2011     1
  Liechtenstein         EPC/PCT                        0 552 202                        09/20/2011     1
  Luxembourg            EPC/PCT                        0 552 202                        09/20/2011     1
  Netherlands           EPC/PCT                        0 552 202                        09/20/2011     1
  Spain                 EPC/PCT                        0 552 202                        09/20/2011     1
  Sweden                EPC/PCT                        0 552 202                        09/20/2011     1
  Switzerland           EPC/PCT                        0 552 202                        09/20/2011     1
  United Kingdom        EPC/PCT                        0 552 202                        09/20/2011     1



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Ligand Pharmaceuticals - Intracellular Steroid and Steroid-like Receptors

Salk File #: S50849
Description: Novel Receptors

         Serial #      Status              Patent#
         ----------    ---------           ---------
         761,068       Abandoned

                                                                                          Expire    Support
  Country Name          Filing Type   Application #    Patent #            Status         Date       Count
  --------------------  -----------   ---------------  ------------------  -------------  --------  -------
  PCT                   PCT           US92/07570                                                       1
  Australia             PCT           25796/92                                                         1
  Canada                PCT           2,115,452                                                        1
  Japan                 PCT           506085/93                                                        1
  Austria               EPC/PCT                                                                        1
  Belgium               EPC/PCT                                                                        1
  Denmark               EPC/PCT                                                                        1
  EPC                   EPC/PCT       92 919 761.4                        Published                    1
  France                EPC/PCT                                                                        1
  Germany               EPC/PCT                                                                        1
  Greece                EPC/PCT                                                                        1
  Italy                 EPC/PCT                                                                        1
  Luxembourg            EPC/PCT                                                                        1
  Netherlands           EPC/PCT                                                                        1
  Spain                 EPC/PCT                                                                        1
  Sweden                EPC/PCT                                                                        1
  Switzerland           EPC/PCT                                                                        1
  United Kingdom        EPC/PCT                                                                        1
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Ligand Pharmaceuticals - Intracellular Steroid and Steroid-like Receptors

Salk File #: S91010
Description: Use of Selective Ligands for Treatment of Hormone

         Serial #      Status              Patent#
         ----------    ---------           ---------
         748,767       Abandoned

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  Country Name          Filing Type   Application #    Patent #            Status         Date       Count
  --------------------  -----------   ---------------  ------------------  -------------  --------  -------
  PCT                   PCT           US92/07064                                                       1
  Australia             PCT           25160/92                                                         1
  Canada                PCT           2,114,936                                                        1
  Japan                 PCT           504607/93                                                        1
  United States         PCT           193,146                                                          1
  Austria               EPC/PCT                                                                        1
  Belgium               EPC/PCT                                                                        1
  Denmark               EPC/PCT                                                                        1
  EPC                   EPC/PCT       92 919 124.5     0 600 028          Published                    1
  France                EPC/PCT                                                                        1
  Germany               EPC/PCT                                                                        1
  Greece                EPC/PCT                                                                        1
  Italy                 EPC/PCT                                                                        1
  Luxembourg            EPC/PCT                                                                        1
  Netherlands           EPC/PCT                                                                        1
  Spain                 EPC/PCT                                                                        1
  Sweden                EPC/PCT                                                                        1
  Switzerland           EPC/PCT                                                                        1
  United Kingdom        EPC/PCT                                                                        1
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Ligand Pharmaceuticals - Intracellular Steroid and Steroid-like Receptors

Salk File #: S92027
Description: Means for the Control of Processes Mediated

         Serial #      Status              Patent#
         ----------    ---------           ---------
         244,857       Pending

                                                                                          Expire    Support
  Country Name          Filing Type   Application #    Patent #            Status         Date       Count
  --------------------  -----------   ---------------  ------------------  -------------  --------  -------
  PCT                   PCT           US92/11214                          Published                    1
  Australia             PCT           34219/93         679171                                          1
  Canada                PCT           2,123,223        2,123,223                        12/18/2012     1
  Japan                 PCT           511221/93                                                        1
  United States         PCT           244,857                                                          1
  Austria               EPC/PCT                        0 617 614                                       1
  Belgium               EPC/PCT                        0 617 614                                       1
  Denmark               EPC/PCT                        0 617 614                                       1
  EPC                   EPC/PCT       93 902 758.7     0 617 614          Published                    1
  France                EPC/PCT                        0 617 614                                       1
  Germany               EPC/PCT                        0 617 614                                       1
  Greece                EPC/PCT                                                                        1
  Ireland               EPC/PCT                        0 617 614                                       1
  Italy                 EPC/PCT                        0 617 614                                       1
  Luxembourg            EPC/PCT                        0 617 614                                       1
  Monaco                EPC/PCT                                                                        1
  Netherlands           EPC/PCT                        0 617 614                                       1
  Portugal              EPC/PCT                        0 617 614                                       1
  Spain                 EPC/PCT                        0 617 614                                       1
  Sweden                EPC/PCT                        0 617 614                                       1
  Switzerland           EPC/PCT                        0 617 614                                       1
  United Kingdom        EPC/PCT                        0 617 614                                       1



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Ligand Pharmaceuticals - Intracellular Steroid and Steroid-like Receptors

Salk File #: S91024
Description: Multimeric Forms of Members of the Steroid/Thyroid

         Serial #      Status              Patent#
         ----------    ---------           ---------
         803,163       Abandoned

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  --------------------  -----------   ---------------  ------------------  -------------  --------  -------
  PCT                   PCT           US92/10508                                                       1
  Australia             PCT           32406/93                                                         1
  Canada                PCT           2,121,800                                                        1
  Japan                 PCT           510372.93                                                        1
  Austria               EPC/PCT                                                                        1
  Belgium               EPC/PCT                                                                        1
  Denmark               EPC/PCT                                                                        1
  EPC                   EPC/PCT       93 900 894.2                                                     1
  France                EPC/PCT                                                                        1
  Germany               EPC/PCT                                                                        1
  Greece                EPC/PCT                                                                        1
  Italy                 EPC/PCT                                                                        1
  Luxembourg            EPC/PCT                                                                        1
  Netherlands           EPC/PCT                                                                        1
  Spain                 EPC/PCT                                                                        1
  Sweden                EPC/PCT                                                                        1
  Switzerland           EPC/PCT                                                                        1
  United Kingdom        EPC/PCT                                                                        1
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Ligand Pharmaceuticals - Intracellular Steroid and Steroid-like Receptors

Salk File #: S93008
Description: Novel Uses for Gal4-Receptor Constructs

         Serial #      Status              Patent#
         ----------    ---------           ---------
         177,740       Pending

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  Country Name          Filing Type   Application #    Patent #            Status         Date       Count
  --------------------  -----------   ---------------  ------------------  -------------  --------  -------
  EPC                   PCT           95905946.0                                                       1
  PCT                   PCT           US94/14426                                                       1
  Australia             PCT           14366/95                            Abandoned                    1
  Canada                PCT           2,180,271                                                        1
  Japan                 PCT           518075/95                                                        1
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Ligand Pharmaceuticals - Intracellular Steroid and Steroid-like Receptors

Salk File #: S46445
Description: EP Divisional of EP 87907643.8

         Serial #      Status              Patent#
         ----------    ---------           ---------
         108,471      ++++++++++++++++     5,071,773

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  Country Name          Filing Type   Application #    Patent #            Status         Date       Count
  --------------------  -----------   ---------------  ------------------  -------------  --------  -------
  EPC                   National      95102305.8                                                       1
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Ligand Pharmaceuticals - Intracellular Steroid and Steroid-like Receptors

Salk File #: S50852
Description: AU Divisional of AU 654270

         Serial #      Status              Patent#
         ----------    ---------           ---------
         933,453       Abandoned

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  Australia             National      11553/95         680575                                          1
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Ligand Pharmaceuticals - Intracellular Steroid and Steroid-like Receptors

Salk File #: S46445
Description: JP Divisional#1 of JP 507128/87

         Serial #      Status              Patent#
         ----------    ---------           ---------
         108,471      ++++++++++++++++     5,071,773

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  --------------------  -----------   ---------------  ------------------  -------------  --------  -------
  Japan                 National      76419/97         4987/98                                         1
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Ligand Pharmaceuticals - Intracellular Steroid and Steroid-like Receptors

Salk File #: S92027
Description: European Divisional corresponding to USSN 244,857

         Serial #      Status              Patent#
         ----------    ---------           ---------
         244,857       ++++++++++++++++

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  Country Name          Filing Type   Application #    Patent #            Status         Date       Count
  --------------------  -----------   ---------------  ------------------  -------------  --------  -------
  EPC                   National      97 105 922.5     0 807 624                                       1
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Ligand Pharmaceuticals - Intracellular Steroid and Steroid-like Receptors

Salk File #: S46445
Description: JP Divisional#2 of JP 507128/87

         Serial #      Status              Patent#
         ----------    ---------           ---------
         108,471      ++++++++++++++++     5,071,773

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  --------------------  -----------   ---------------  ------------------  -------------  --------  -------
  Japan                 National      224963/97                                                        1
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Salk File #: S46445
Description: JP Divisional#3 of JP 507128/87

         Serial #      Status              Patent#
         ----------    ---------           ---------
         108,471      ++++++++++++++++     5,071,773

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  Japan                 National      231046/98        4987/98                                         1
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Ligand Pharmaceuticals - Intracellular Steroid and Steroid-like Receptors

Salk File #: S91010
Description: European Divisional 01103552.4

         Serial #      Status              Patent#
         ----------    ---------           ---------
         108,471      ++++++++++++++++     5,071,773

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  --------------------  -----------   ---------------  ------------------  -------------  --------  -------
  EPC                   EPC           01103552.4                           Published                   1
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Ligand Pharmaceuticals - Intracellular Steroid and Steroid-like Receptors

Salk File #: S46445
Description: JP Divisional#4 of JP 507128/87

         Serial #      Status              Patent#
         ----------    ---------           ---------
         108,471      ++++++++++++++++     5,071,773

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  Country Name          Filing Type   Application #    Patent #            Status         Date       Count
  --------------------  -----------   ---------------  ------------------  -------------  --------  -------
  Japan                 National      2000-236940                                                      1

                    THE SALK INSTITUTE FOR BIOLOGICAL STUDIES
                            AGREEMENT FOREIGN SUPPORT

04/10/2002                                                              Page 17

Ligand Pharmaceuticals - Intracellular Steroid and Steroid-like Receptors

Salk File #: S96008
Description: Gal4-Receptor Constructs

         Serial #      Status              Patent#
         ----------    ---------           ---------
         669,779       Pending

                                                                                          Expire    Support
  Country Name          Filing Type   Application #    Patent #            Status         Date       Count
  --------------------  -----------   ---------------  ------------------  -------------  --------  -------
  Australia             PCT           58374/96         700646                           12/29/2014     1
  Canada                PCT           2182908                                                          1
  Japan                 PCT           217281/96                                                        1
  PCT                   EPC/PCT       96111192.9                                                       1

                    THE SALK INSTITUTE FOR BIOLOGICAL STUDIES
                            AGREEMENT FOREIGN SUPPORT

04/10/2002                                                              Page 18

Ligand Pharmaceuticals - Intracellular Steroid and Steroid-like Receptors

Salk File #: S50852
Description: EP Divisional of EP 91 905 013.8

         Serial #      Status              Patent#
         ----------    ---------           ---------
         933,453       Abandoned

                                                                                          Expire    Support
  Country Name          Filing Type   Application #    Patent #            Status         Date       Count
  --------------------  -----------   ---------------  ------------------  -------------  --------  -------
  EPC                   National      99 121 924.7     0999271 A2         Published                    1

                                   SCHEDULE B

                              FULLY BURDENED COSTS


Such costs shall include without exception:

     o Direct salaries and wages and related payroll taxes and fringe benefits

     o    Direct materials and supplies

     o    Direct costs incurred for subcontracted services

     o    Allocated overhead costs*:

          -    purchasing department expenses

          -    quality assurance department expenses

          - production related facilities, utilities, insurance, taxes and maintenance

          - depreciation of production related machinery, equipment and improvements

     o    Freight, taxes and duties incurred in performing Licensed Services

     o Other royalties required to be paid in connection with the performance of Licensed Services

     o    Warranty charges specifically related to the provision of Licensed
          Services

     o    Allocated general administrative expenses**:

          -    legal

          -    accounting

          -    selling and marketing expenses

          -    personnel

          -    property taxes and insurance

          -    officer salaries and benefits


* Overhead costs shall be allocated on the ratio of direct labor costs to total labor costs.

** General and administrative costs shall be allocated based on the ratio of total general and administrative costs to total direct and indirect costs.